Exhibit 32

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Energy Conversion Devices, Inc. (the “Company”) on Form 10-Q for the period September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark D. Morelli, Chief Executive Officer of the Company, and Harry W. Zike, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that based on his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark D. Morelli

 Chief Executive Officer

 November 10, 2008

/s/ Harry W. Zike

 Harry W. Zike

 Chief Financial Officer

 November 10, 2008